UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 8, 2006

Tuesday Morning Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-19658	75-2398532
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

6250 LBJ Freeway
Dallas, Texas	75240
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (972) 387-3562

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective December 8, 2006, Giles H. Bateman resigned his position as a director of Tuesday Morning Corporation (the “Company”).  The Company announced that, effective December 14, 2006, Mr. Bruce A. Quinnell has been appointed to the Company’s Board of Directors (the “Board”) until his term expires at the Company’s 2007 annual meeting of stockholders.  Mr. Quinnell will serve as a member of the Audit Committee and the Compensation Committee and will be the Chairman of the Audit Committee.

There are no understandings or arrangements between Mr. Quinnell and any other person pursuant to which Mr. Quinnell was selected to serve as a director of the Company.  There are no material relationships or transactions between Mr. Quinnell and the Company or any of the Company’s directors, executive officers, or major security holders, or the immediate family members of any such person.  In addition, there are no family relationships between Mr. Quinnell and any director or executive officer of the Company.

For his board service, Mr. Quinnell will receive an annual retainer from the Company in the amount of $30,000 (beginning January 1, 2007), reimbursement for his out-of-pocket expenses incurred in attending Board and committee meetings and the standard 20% discount on merchandise purchases provided to all of the Company’s employees.  Upon Mr. Quinnell’s election to the Board, he was granted an initial grant of 20,000 options to purchase shares of the Company’s common stock priced at the fair market value on the date of the grant.  As the Chairman of the Audit Committee, Mr. Quinnell will receive additional compensation of $20,000 annually for performance of his additional duties in such capacity.

A copy of the Company’s press release dated December 14, 2006, announcing the resignation of Mr. Bateman as a director and the appointment of Mr. Quinnell as a director is attached hereto at Exhibit 99.1 and incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Exhibit Title
99.1	Press Release issued on December 14, 2006, announcing the appointment of Bruce A. Quinnell to the Board of Directors

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUESDAY MORNING CORPORATION

Date: December 14, 2006	By:	/s/ Elizabeth Schroeder
Elizabeth Schroeder
Executive Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Title
99.1	Press Release issued on December 14, 2006, announcing the appointment of Bruce A. Quinnell to the Board of Directors